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                                                                    Exhibit 99.2


                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF:          98-CAT-1
                        The Bank of New York, as Trustee under the
                        Lehman Corporate Bond Backed
                        Class A-1 Certificates
                        CUSIP NUMBER:               219-87H-AQ8
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in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                             March 1, 1999

INTEREST ACCOUNT
Balance as of           September 1, 1998                                                                             0
      Schedule Income received on securities....................................                                1843750
      Unscheduled Income received on securities.................................                                      0
      Schedule Interest received from Swap Counterparty.........................                                      0
      Unscheduled Interest received from Swap Counterparty......................                                      0
      Interest Received on sale of Securties....................................                                      0
LESS:

      Distribution to Beneficial Holders........................................         1311961
      Distribution to Swap Counterparty.........................................               0
      Trustee Fees..............................................................            2250
      Fees allocated for third party expenses............................                    750
Balance as of               March 1, 1999                                  Subtotal                              528789


PRINCIPAL ACCOUNT
Balance as of           September 1, 1998                                                                             0
      Scheduled Principal payment received on securities........................                                      0
      Principal received on sale of securities..................................                                      0
LESS:

      Distribution to Beneficial Holders........................................          528789
      Distribution to Swap Counterparty.........................................               0
Balance as of               March 1, 1999                                  Subtotal                              528789
                                                                           Balance                                    0
                        UNDERLYING SECURITIES HELD AS OF: March 1, 1999

Principal                                 Title of Security
Amount                                    CATERPILLAR INC
            5000000                       CUSIP# : 149-123-BE0
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